EXHIBIT 10


Niagara Mohawk Holding, Inc.'s balance sheet dated March 31, 1998 and a statement of income and surplus for the 12 months ended March 31, 1998 (both per books and pro forma basis) and Niagara Mohawk Holdings, Inc. consolidated balance sheet dated March 31, 1998 and consolidated statement of income and surplus for the 12 months ended March 31, 1998 on a pro forma basis.

                                                  NIAGARA MOHAWK HOLDINGS, INC.
                                       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         MARCH 31, 1998
                                                    (IN THOUSANDS OF DOLLARS)
                                                                                                                  EXHIBIT 10

                                                                                  PRO FORMA
                                                                             ADJUSTMENTS NIAGARA     CONSOLIDATED NIAGARA
                                                        NIAGARA MOHAWK         MOHAWK HOLDINGS,         MOHAWK POWER
                       ASSETS                           HOLDINGS, INC.               INC.                CORPORATION
UTILITY PLANT:
Electric plant                                                                                              $  8,751,846
Nuclear fuel                                                                                                     583,639
Gas plant                                                                                                      1,131,482
Common plant                                                                                                     319,146
Construction work in progress                                                                                    420,299
                                                       -----------------     --------------------    -------------------
      TOTAL UTILITY PLANT                                                                                     11,206,412
Less:  Accumulated depreciation and amortization                                                              (4,308,748 )
                                                       -----------------     --------------------    -------------------
      NET UTILITY PLANT                                                                                        6,897,664
                                                       -----------------     --------------------    -------------------
OTHER PROPERTY AND INVESTMENTS:
   Investment in subsidiary companies - consolidated                                    2,739,957
   Investment                                                                                                    281,299
                                                       -----------------     --------------------    -------------------
                                                                                        2,739,957                281,299
                                                       -----------------     --------------------    -------------------
CURRENT ASSETS:
Cash, including temporary cash investments of $379,920                                                           323,518
Accounts receivable                                                                                              624,625
   Less - Allowance for doubtful accounts                                                                        (64,500)
Materials and supplies, at average cost:
   Coal and oil for production of electricity                                                                     22,440
   Gas storage                                                                                                    14,367
   Other                                                                                                         124,923
Prepaid taxes                                                                                                     78,921
Other                                                                                                             10,720
                                                       -----------------     --------------------    -------------------
                                                                                                               1,135,014
                                                       -----------------     --------------------    -------------------
REGULATORY ASSETS:
Regulatory tax asset                                                                                             405,624
Deferred finance charges                                                                                         239,880
Deferred environmental restoration costs                                                                         220,000
Unamortized debt expense                                                                                          55,314
Postretirement benefits other than pensions                                                                       55,524
Other                                                                                                            198,228
                                                       -----------------     --------------------    -------------------
                                                                                                               1,174,570
                                                       -----------------     --------------------    -------------------
OTHER ASSETS:                                                                                                     72,245
                                                       -----------------     --------------------    -------------------
                                                                                       $2,739,957             $9,560,792
                                                       =================     ====================    ===================

                                                  NIAGARA MOHAWK HOLDINGS, INC.
                                       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         MARCH 31, 1998
                                                    (IN THOUSANDS OF DOLLARS)
                                                        (continued . . . )
                                                                                                             EXHIBIT 10

                                                                PRO FORMA FINANCIAL STATEMENTS

                                                               CONSOLIDATED                              CONSOLIDATED
                                                               OPINAC NORTH        INTER-COMPANY        NIAGARA MOHAWK
                       ASSETS                                  AMERICA, INC.        ELIMINATIONS        HOLDINGS, INC.

UTILITY PLANT:
Electric plant                                                      $                  $                    $  8,751,846
Nuclear fuel                                                                                                     583,639
Gas plant                                                                                                      1,131,482
Common plant                                                                                                     319,146
Construction work in progress                                                                                    420,299
                                                             -----------------    ----------------    ------------------
      TOTAL UTILITY PLANT                                                                                     11,206,412
Less:  Accumulated depreciation and amortization                                                              (4,308,748)
                                                             -----------------    ----------------    ------------------
      NET UTILITY PLANT                                                                                        6,897,664
                                                             -----------------    ----------------    ------------------
OTHER PROPERTY AND INVESTMENTS:
   Investment in subsidiary companies - consolidated                                    (2,739,957)
   Investment                                                           15,677                                   296,976
                                                             -----------------    ----------------    ------------------
                                                                        15,677          (2,739,957               296,976
                                                             -----------------    ----------------    ------------------
CURRENT ASSETS:
Cash, including temporary cash investments of $379,920                 112,738                                   436,256
Accounts receivable                                                     18,231                 132               642,988
   Less - Allowance for doubtful accounts                                                                        (64,500)
Materials and supplies, at average cost:
   Coal and oil for production of electricity                                                                     22,440
   Gas storage                                                                                                    14,367
   Other                                                                                                         124,923
Prepaid taxes                                                                                                     78,921
Other                                                                       13                                    10,733
                                                             -----------------    ----------------    ------------------
                                                                       130,982                 132             1,266,128
                                                             -----------------    ----------------    ------------------
REGULATORY ASSETS:
Regulatory tax asset                                                                                             405,624
Deferred finance charges                                                                                         239,880
Deferred environmental restoration costs                                                                         220,000
Unamortized debt expense                                                                                          55,314
Postretirement benefits other than pensions                                                                       55,524
Other                                                                                                            198,228
                                                             -----------------    ----------------    ------------------
                                                                                                               1,174,570
                                                             -----------------    ----------------    ------------------
OTHER ASSETS:                                                                                                     72,245
                                                             -----------------    ----------------    ------------------
                                                                      $146,659         ($2,739,825)           $9,707,583
                                                             =================    ================    ==================

                                                    NIAGARA MOHAWK HOLDINGS, INC.
                                           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                           MARCH 31, 1998
                                                      (IN THOUSANDS OF DOLLARS)                              EXHIBIT 10


                                                             NIAGARA           PRO FORMA ADJUSTMENTS      CONSOLIDATED NIAGARA
                                                             MOHAWK               NIAGARA MOHAWK              MOHAWK POWER
            CAPITALIZATION AND LIABILITIES               HOLDINGS, INC.           HOLDINGS, INC.              CORPORATION
CAPITALIZATION:
Common stockholders' equity:
   Common stock - $.01 par value; authorized
      300,000,000 shares:  issued 144,419,351 shares        $                                  $1,444                 $144,419
   Capital stock premium and expense                                                        1,923,953                1,780,978
   Retained earnings                                                                          814,560                  684,834
                                                        -----------------     -----------------------     --------------------
                                                                                            2,739,957                2,610,231
                                                        -----------------     -----------------------     --------------------
Cumulative preferred stock -
   $100 par value; authorized 3,400,000 shares; issued
      2,322,000 shares:
   Optionally redeemable                                                                                               210,000
   Mandatorily redeemable                                                                                               20,400
Cumulative preferred stock -
   $25 par value; authorized 19,600,000 shares; issued
      11,781,204 shares:
   Optionally redeemable                                                                                               230,000
   Mandatorily redeemable                                                                                               56,210
Cumulative preference stock -
   $25 par value; authorized 8,000,000 shares;
   issued none
Long-term debt                                                                                                       3,418,299
                                                        -----------------     -----------------------     --------------------
   TOTAL CAPITALIZATION                                                                     2,739,957                6,545,140
                                                        -----------------     -----------------------     --------------------
CURRENT LIABILITIES:
Long-term debt due within one year                                                                                      67,065
Sinking fund requirements on redeemable preferred stock                                                                 10,120
Accounts payable                                                                                                       210,461
Payable on outstanding bank checks                                                                                      17,380
Customers' deposits                                                                                                     18,689
Accrued taxes                                                                                                           39,055
Accrued interest                                                                                                        76,573
Accrued vacation pay                                                                                                    37,081
Other                                                                                                                  119,562
                                                        -----------------     -----------------------     --------------------
                                                                                                                       595,986
                                                        -----------------     -----------------------     --------------------
REGULATORY LIABILITIES:
Deferred finance charges                                                                                               239,880
                                                        -----------------     -----------------------     --------------------
OTHER LIABILITIES:
Accumulated deferred income taxes                                                                                    1,449,025
Employee pension and other benefits                                                                                    240,526
Deferred pension settlement gain                                                                                        10,142
Unbilled revenues                                                                                                       28,881
Other                                                                                                                  231,212
                                                        -----------------     -----------------------     --------------------
COMMITMENTS AND CONTINGENCIES:                                                                                       1,959,786
Liability for environmental restoration                                                                                220,000
                                                        -----------------     -----------------------     --------------------
                                                            $                              $2,739,957               $9,560,792
                                                        =================     =======================     ====================

                                                    NIAGARA MOHAWK HOLDINGS, INC.
                                           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                           MARCH 31, 1998
                                                      (IN THOUSANDS OF DOLLARS)                              EXHIBIT 10
                                                          (continued . . .)

                                                            PRO FORMA FINANCIAL STATEMENTS
                                                           CONSOLIDATED                               CONSOLIDATED
                                                           OPINAC NORTH         INTER-COMPANY        NIAGARA MOHAWK
            CAPITALIZATION AND LIABILITIES                 AMERICA, INC.        ELIMINATIONS         HOLDINGS, INC.
CAPITALIZATION:
Common stockholders' equity:
   Common stock - $.01 par value; authorized
      300,000,000 shares:  issued 144,419,351 shares                      1           ($144,420)               $1,444
   Capital stock premium and expense                                134,576          (1,915,554)            1,923,953
   Retained earnings                                                 (4,851)           (679,983)              814,560
                                                        -------------------   -----------------    ------------------
                                                                    129,726          (2,739,957)            2,739,957
                                                        -------------------   -----------------    ------------------
Cumulative preferred stock -
   $100 par value; authorized 3,400,000 shares; issued
      2,322,000 shares:
   Optionally redeemable                                                                                      210,000
   Mandatorily redeemable                                                                                      20,400
Cumulative preferred stock -
   $25 par value; authorized 19,600,000 shares; issued
      11,781,204 shares:
   Optionally redeemable                                                                                      230,000
   Mandatorily redeemable                                                                      `               56,210
Cumulative preference stock -
   $25 par value; authorized 8,000,000 shares;
   issued none
Long-term debt                                                                                              3,418,299
                                                        -------------------   -----------------    ------------------
   TOTAL CAPITALIZATION                                             129,726          (2,739,957)            6,674,866
                                                        -------------------   -----------------    ------------------
CURRENT LIABILITIES:
Long-term debt due within one year                                                                             67,065
Sinking fund requirements on redeemable preferred stock                                                        10,120
Accounts payable                                                     16,971                 132               227,564
Payable on outstanding bank checks                                                                             17,380
Customers' deposits                                                                                            18,689
Accrued taxes                                                                                                  39,055
Accrued interest                                                                                               76,573
Accrued vacation pay                                                                                           37,081
Other                                                                   435                                   119,997
                                                        -------------------   -----------------    ------------------
                                                                     17,406                 132               613,524
                                                        -------------------   -----------------    ------------------
REGULATORY LIABILITIES:
Deferred finance charges                                                                                      239,880
                                                        -------------------   -----------------    ------------------
OTHER LIABILITIES:
Accumulated deferred income taxes                                      (625)                                1,448,400
Employee pension and other benefits                                                                           240,526
Deferred pension settlement gain                                                                               10,142
Unbilled revenues                                                                                              28,881
Other                                                                   152                                   231,364
                                                        -------------------   -----------------    ------------------
COMMITMENTS AND CONTINGENCIES:                                         (473)                                1,959,313
Liability for environmental restoration                                                                       220,000
                                                        -------------------   -----------------    ------------------
                                                                   $146,659         ($2,739,825)           $9,707,583
                                                        ===================   =================    ==================

                                           NIAGARA MOHAWK HOLDINGS, INC.
                                   ACCOUNTING ENTRY TO RECORD THE REORGANIZATION
                                          BALANCE SHEET AT MARCH 31, 1998
                                             (IN THOUSANDS OF DOLLARS)
                                                                                                             EXHIBIT 10



COMPANY                          LINE DESCRIPTION                                           DEBIT               CREDIT
Niagara Mohawk Holdings, Inc.    Investment in subsidiary companies - consolidated        2,739,957
Niagara Mohawk Holdings, Inc.    Common stock                                                                    144,419
Niagara Mohawk Holdings, Inc.    Capital stock premium and expense                                             1,780,978
Niagara Mohawk Holdings, Inc.    Retained Earnings                                                               814,560

To record Niagara Mohawk Holdings, lnc.'s investment in subsidiaries.



Remaining entry represents normal consolidating eliminating entries.